Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Intelligroup, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nagarjun Valluripalli, Chairman of the Board, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

               (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: August 14, 2003                      By: /s/ Nagarjun Valluripalli
                                               ---------------------------------
                                           Nagarjun Valluripalli
                                           Chairman of the Board, President
                                           and Chief Executive Officer

     In connection with the Quarterly Report on Form 10-Q of Intelligroup, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Nicholas Visco, Senior Vice President-Finance and Administration and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, that:

               (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: August 14, 2003                      By: /s/ Nicholas Visco
                                               ---------------------------------
                                           Nicholas Visco
                                           Senior Vice President-Finance and
                                           Administration and Chief Financial
                                           Officer